UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2025

Global Medical REIT Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Wisconsin Avenue, Suite 800

Bethesda, MD

20814

(Address of Principal Executive Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2025, Global Medical REIT Inc. (the “Company”), Global Medical REIT L.P. (the “Operating Partnership”), as borrower, and certain subsidiaries of the Operating Partnership (such subsidiaries, the “Subsidiary Guarantors”) entered into a third amended and restated credit agreement (the “Third A&R Credit Facility”) with JPMorgan Chase Bank, N.A., as administrative agent, which contains the following material amendments to the Company’s previous credit facility:

•	Extends the maturity date of the existing $400 million revolver component of the credit facility to October 2029 with two, six-month extension options available at the Company’s election to extend the maturity to October 2030; and

•	Extends the maturity of the existing $350 million term loan, dividing it into three term loans structured as follows:

o	$100 million term loan maturing in October 2029;
o	$100 million term loan maturing in October 2030; and
o	$150 million term loan maturing in April 2031; and

•	Removes the previous 0.10% (10 basis point) secured overnight financing rate (“SOFR”) credit spread adjustment on all credit facility borrowings.

The credit facility’s pricing grid, $150 million term loan that matures in February 2028, and $500 million accordion feature remains unchanged in the Third A&R Credit Facility.

The above description of the terms and conditions of the Third A&R Credit Facility is only a summary of the material amendments to the Company’s previous credit facility and is not intended to be a complete description of the terms and conditions. All of the terms and conditions of the Third A&R Credit Facility are set forth in the Third A&R Credit Facility, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed above in Item 1.01 is incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

On October 8, 2025, the Company issued a press release announcing the Third A&R Credit Facility. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Third Amended and Restated Credit Agreement, dated October 8, 2025, by and among Global Medical REIT L.P., Global Medical REIT Inc., the certain subsidiaries from time-to-time party thereto as guarantors, and JPMorgan Chase Bank, N.A., as administrative agent, and the several banks, financial institutions and other entities from time-to-time party thereto as lenders
99.1	Press Release dated October 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: October 8, 2025